Exhibit 99.2

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# BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended September 30, 2012

# Q3

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BRE Properties, Inc.

Third Quarter 2012

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Information included in this supplemental package is unaudited.

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2012

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending September 30,
	2012	2011
Total revenues (1)	$100,350	$94,568
Total real estate expenses (1)	$31,690	$30,773
G&A expense	$5,093	$5,678
EBITDA (2)	$64,976	$60,902
Interest expense	$16,998	$18,374
Net income	$12,890	$17,071
Funds from operations (2)	$32,474	$41,500
Net income per share (3)	$0.17	$0.23
FFO per share (2) , (3)	$0.42	$0.55
Non routine items in FFO(4)	$0.194	$0.004

	Nine Months ending September 30,
	2012	2011
Total revenues (1)	$295,092	$274,422
Total real estate expenses (1)	$93,415	$88,595
G&A expense	$17,151	$16,071
EBITDA (2)	$188,924	$177,687
Interest expense	$50,488	$56,861
Net income	$59,694	$32,886
Funds from operations (2)	$121,899	$111,135
Net income per share (3)	$0.78	$0.47
FFO per share (2) , (3)	$1.59	$1.57
Non routine items in FFO (4)	$0.195	$0.059

Financial Metrics

	Quarter ending September 30,
	2012	2011
Debt-to-EBITDA	6.5x	6.9x

Debt plus preferred	6.8x	7.1x
Debt-to-total market capitalization	32.1%	34.1%
Debt-to-gross assets	40.8%	41.3%
Secured debt-to-gross assets	17.5%	19.8%
Interest coverage ratio (5)	2.8x	2.7x
Fixed charge coverage ratio (5)	2.7x	2.5x

Capitalization

BRE common share price, 6/30/12	$50.02
BRE common share price, 9/30/12	$46.89

Common shares and units - Outstanding
Period End (excluding dilutive equity awards)	76,831

Total funded debt	$1,732,251
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,602,606
Total market capitalization	$5,388,849
Total assets (gross)	$4,245,691

Same-Store Operating Results

	Quarter ending September 30,
	2012	2011
Revenue growth (%)	5.3%	3.7	%(6)
Expense growth (%)	2.4%	2.9	%(6)
NOI growth (%)	6.6%	4.0	%(6)
Operating margin	68.7%	67.8	%(6)
Occupancy (avg. physical)	95.5%	95.7%
Annualized turnover ratio	70.7%	70.4%

	Nine Months ending June 30,
	2012	2011
Revenue growth (%)	5.4%	2.7	%(6)
Expense growth (%)	3.4%	1.0	%(6)
NOI growth (%)	6.3%	3.5	%(6)
Operating margin	68.7%	68.1%
Occupancy (avg. physical)	95.4%	95.6%
Annual turnover ratio	63.5%	62.6%

Non Same-Store Operating Results
	Quarter ending September 30,

	2012	2011
Revenues	$7,395	$6,195
NOI	$5,107	$4,083
Occupancy (avg. physical)	95.7%	94.0%
Gross asset value	$302,631	$290,708
Homes	1,362	1,362	(7)
Communities	5	5	(7)

	Nine Months ending September 30,
	2012	2011
Revenues	$21,095	$14,355
NOI	$14,415	$9,588
Occupancy (avg. physical)	95.7%	93.2%

Community Information

As of September 30, 2012
	Communities	Homes	NOI % (8)
Operating:
Wholly or majority owned
Same-store	70	19,878	91%
Non same-store	5	1,362	8%

Total	75	21,240	99%

Joint venture	8	2,864	1%

Development Pipeline:
Under construction	4	1,260
Land owned for development	4	1,133
Land under contract	1	358

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Includes a $15,000,000 non cash asset impairment charge on Land under development that was transferred to Other assets during the quarter ended September 30, 2012.
(5)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(6)	For comparison purposes, 2012 data represents results for same-store pool established 1/1/2012; 2011 data represents results for same-store pool established 1/1/2011.
(7)	Represents Q3’12 non same-store homes and communities present as of Q3’11.
(8)	Represents percentage of total NOI for the nine months ended September 30, 2012.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2012

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2012	December 31, 2011
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental communities	$3,688,763	$3,607,045
Construction in progress	299,573	246,347
Less: accumulated depreciation	(800,788)	(729,151)

	3,187,548	3,124,241

Equity in real estate joint ventures:
Investments	41,008	63,313

Land under development	109,694	101,023

Total real estate portfolio	3,338,250	3,288,577

Cash	30,046	9,600
Other assets	76,607	54,444

TOTAL ASSETS	$3,444,903	$3,352,621

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$990,018	$724,957
Unsecured line of credit	—	129,000
Mortgage loans payable	742,233	808,714
Accounts payable and accrued expenses	67,063	63,273

Total liabilities	1,799,314	1,725,944

Redeemable and other noncontrolling interests	8,107	16,228

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at September 30, 2012 and December 31, 2011, respectively.	22	22

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 76,831,467 and 75,556,167 at September 30, 2012 and December 31, 2011, respectively.	768	756

Additional paid-in capital	1,636,692	1,609,671

Total shareholders’ equity	1,637,482	1,610,449

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$3,444,903	$3,352,621

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Nine Months Ended September 30, 2012 and 2011

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 9/30/12	Quarter ended 9/30/11	Nine months ended 9/30/12	Nine months ended 9/30/11
REVENUES

Rental income	$96,431	91,036	$283,632	264,267
Ancillary income	3,919	3,532	11,460	10,155

Total revenues	100,350	94,568	295,092	274,422

EXPENSES

Real estate	$31,690	30,773	$93,415	$88,595
Provision for depreciation	25,097	25,413	74,922	76,724
Interest	16,998	18,374	50,488	56,861
General and administrative	5,093	5,678	17,151	16,071
Other expenses (1)	15,000	149	15,000	402

Total expenses	93,878	80,387	250,976	238,653

Other income	740	677	1,966	1,878

Net income before noncontrolling interests, partnership income and discontinued operations	7,212	14,858	46,082	37,647

Income from unconsolidated entities	669	791	2,125	2,162
Net gain on sale of unconsolidated entities	6,025	2,248	6,025	2,248

Income from continuing operations	13,906	17,897	54,232	42,057

Discontinued operations:
Discontinued operations, net (2)	—	799	231	2,347
Net gain on sales of discontinued operations	—	—	8,279	—

Income from discontinued operations	—	799	8,510	2,347

NET INCOME	$13,906	$18,696	$62,742	44,404

Redeemable and other noncontrolling interest in income	105	332	315	1,003
Redemption related preferred stock issuance cost	—	155	—	3,771
Dividends attributable to preferred stock	911	1,138	2,733	6,744

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,890	$17,071	$59,694	$32,886

Net income per common share - basic	$0.17	$0.23	$0.78	$0.47

Net income per common share - diluted	$0.17	$0.23	$0.78	$0.47

Weighted average shares outstanding - basic(3)	76,813	74,965	76,471	69,950

Weighted average shares outstanding - diluted (3)	77,130	75,390	76,840	70,400

(1)

For the quarter and nine months ended September 30, 2012, Other expenses included an impairment charge related to a land parcel in Land under development that was transferred to Other assets. For the quarter and nine months ended September 30, 2011, Other expenses included $149,000 and $402,000, respectively, related to acquisition costs.

(2)	Includes one community sold during 2012 and two communities sold during 2011.

	Quarter ended 9/30/12	Quarter ended 9/30/11	Nine months ended 9/30/12	Nine months ended 9/30/11
Rental and ancillary income	—	$2,080	$498	$6,290
Real estate expenses	—	(763)	(191)	(2,399)
Provision for depreciation	—	(518)	(76)	(1,544)

Income from discontinued operations, net	—	$799	$231	$2,347

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30 2011
REVENUES

Rental income	$96,431	$94,299	$92,902	$92,033	$91,036
Ancillary income	3,919	3,824	3,718	3,629	3,532

Total revenues	100,350	98,123	96,620	95,662	94,568

EXPENSES

Real estate	$31,690	$30,875	$30,850	$30,149	$30,773
Provision for depreciation	25,097	24,850	24,975	25,616	25,413
Interest	16,998	16,272	17,218	18,103	18,374
General and administrative	5,093	6,211	5,847	5,697	5,678
Other expenses	15,000	—	—	—	149

Total expenses	93,878	78,208	78,890	79,565	80,387

Other income	740	706	520	657	677

Net income before noncontrolling interests, partnership income and discontinued operations	7,212	20,621	18,250	16,754	14,858

Income from unconsolidated entities	669	728	727	726	791
Net gain on sale of unconsolidated entities	6,025	—	—	2,022	2,248

Income from continuing operations	13,906	21,349	18,977	19,502	17,897

Discontinued operations:
Discontinued operations, net (1)	—	84	147	659	799
Net gain on sales of discontinued operations	—	8,279	—	14,489	—

Income from discontinued operations	—	8,363	147	15,148	799

NET INCOME	$13,906	29,712	19,124	34,650	$18,696

Redeemable and other noncontrolling interest in income	105	105	105	165	332
Redemption related preferred stock issuance cost	—	—	—	—	155
Dividends attributable to preferred stock	911	911	911	911	1,138

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,890	$28,696	$18,108	33,574	$17,071

Net income per common share - basic	$0.17	$0.37	$0.24	$0.45	$0.23

Net income per common share - diluted	$0.17	$0.37	$0.24	$0.44	$0.23

Weighted average shares outstanding - basic (2)	76,813	76,735	76,000	75,415	74,965

Weighted average shares outstanding - diluted (2)	77,130	77,070	76,380	75,830	75,390

(1)	Details of earnings from discontinued operations, net:

	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30 2011
Rental and ancillary income	$0	$175	$324	$1,246	$2,080
Real estate expenses	—	(72)	(120)	(531)	(763)
Provision for depreciation	—	(19)	(57)	(56)	(518)

Income from discontinued operations, net	$0	$84	$147	$659	$799

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,890	$28,696	$18,108	$33,574	$17,071
Add back/ exclude:
Depreciation from continuing operations	25,097	24,850	24,975	25,616	25,413
Depreciation from discontinued operations	—	19	57	56	518
Redeemable and other noncontrolling interest in income	105	105	105	165	332
Depreciation from unconsolidated entities	512	504	495	512	519
Net (gain) on sales from unconsolidated entity	(6,025)	—	—	(2,022)	(2,248)
Net (gain) on sales of discontinued operations	—	(8,279)	—	(14,489)	—
Less: Other noncontrolling interests in income not convertible to common	(105)	(105)	(105)	(105)	(105)

FUNDS FROM OPERATIONS (1)	$32,474	$45,789	$43,634	$43,307	$41,500

Weighted average shares and equivalents outstanding - diluted	77,130	77,070	76,440	76,100	76,000

Funds from operations (per share) - diluted	$0.42	$0.59	$0.57	$0.57	$0.55

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.
(2)	For the quarter ended September 30, 2012, EPS and FFO totals included a $15,000,000 impairment charge related to land under development that was transferred to other assets.

NON OPERATING EXPENSE ITEMS INCLUDED IN FFO	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011

Non cash asset impairment charge	$15,000	—	—	—	—

Non cash asset impairment charge - per share	$0.194	$0.00	$0.00	$0.00	$0.00

Acquisition costs	—	—	—	—	$149

Acquisition costs - per share	$0.00	$0.00	$0.00	$0.00	$0.00

Redemption related preferred stock issuance cost	—	—	—	—	$155

Redemption related preferred stock issuance cost - per share	$0.00	$0.00	$0.00	$0.00	$0.00

CAPITAL EXPENDITURES	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011
Recurring capital expenditures	$6,378	$5,496	$2,537	$6,033	$5,183

Average apartment homes in period	21,240	21,288	21,336	21,654	21,946
Capital expenditures per apartment home in period	$300	$258	$119	$279	$236
Capital expenditures per apartment home-trailing four quarters	$956	$892	$865	$977	$1,028

Revenue enhancing rehabilitation and other	$9,174	$8,922	$3,760	$6,982	$3,756

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	Q3’12	Q3’11	% Change	Q3’12	Q3’11	% Change
California
San Diego	13	4,056	$18,801	$18,556	1.3%	$5,602	$5,441	3.0%
Inland Empire	5	1,173	4,943	4,840	2.1%	1,649	1,596	3.3%
Orange County	11	3,349	15,281	14,630	4.5%	4,890	4,817	1.5%
Los Angeles	13	3,047	16,034	15,094	6.2%	5,482	5,377	2.0%
San Francisco Bay Area	12	3,495	19,792	18,293	8.2%	5,381	5,082	5.9%

Subtotal; California	54	15,120	$74,851	$71,413	4.8%	$23,004	$22,313	3.1%

Washington
Seattle	13	3,456	13,770	12,696	8.5%	4,436	4,603	–3.6%

Non Core Markets (1)	3	1,302	3,901	3,783	3.1%	1,501	1,356	10.7%

Total Same-Store (2)	70	19,878	$92,522	$87,892	5.3%	$28,941	$28,272	2.4%

			Net Operating Income
Region	No. of Communities	No. of Homes	Q3’12	Q3’11	% Change	% of Total
California
San Diego	13	4,056	$13,199	$13,115	0.6%	20.8%
Inland Empire	5	1,173	3,294	3,244	1.5%	5.2%
Orange County	11	3,349	10,391	9,813	5.9%	16.3%
Los Angeles	13	3,047	10,552	9,717	8.6%	16.6%
San Francisco Bay Area	12	3,495	14,411	13,211	9.1%	22.7%

Subtotal; California	54	15,120	$51,847	$49,100	5.6%	81.6%

Washington
Seattle	13	3,456	9,334	8,093	15.3%	14.7%

Non Core Markets (1)	3	1,302	2,400	2,427	–1.1%	3.7%

Total Same-Store (2)	70	19,878	$63,581	$59,620	6.6%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	Q3’12	Q3’11	Q3’12	Q3’12
Acquired communities (3)	3	652	$2,339	$1,812	96.0%	$172,601
Lease up communities (4)	1	270	1,256	1,046	97.7%	89,549
Lease up communities - partially delivered (5)	n/a	n/a	161	—	n/a	n/a
Rehabilitation communities (6)	1	440	1,351	1,225	94.1%	40,481
Joint venture income (7)	8	2,864	669	791
Commercial and Other (8)	n/a	n/a	(28)	92
Other income	n/a	n/a	740	677
Discontinued operations (9)	3	730	—	1,317

Total Non Same-Store	16	4,956	$6,488	$6,960	95.7%	$302,631

Less Communities Sold in 2011 and 2012	(3)	(730)

Total All Homes / NOI	83	24,104	$70,069	$66,580

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from one fully delivered community and under lease up.
(5)	Consists of one lease up community with 175 homes delivered that is expected to be completed in Q4’12.
(6)	Consists of NOI from one community under significant rehabilitation.
(7)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(8)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multi-family and other real estate expenses. For the three months ended September 30, 2012 other real estate expenses exceeded the NOI from retail and commercial.
(9)	Includes results from one community sold in Q2’12 and two communities sold in 2011.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months Ended September 30, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	YTD 2012	YTD 2011	% Change	YTD 2012	YTD 2011	% Change
California
San Diego	13	4,056	$55,789	$54,750	1.9%	$16,639	$16,118	3.2%
Inland Empire	5	1,173	14,725	14,384	2.4%	4,742	4,464	6.2%
Orange County	11	3,349	45,268	43,419	4.3%	14,397	14,110	2.0%
Los Angeles	13	3,047	47,239	44,517	6.1%	15,741	15,452	1.9%
San Francisco Bay Area	12	3,495	57,859	53,283	8.6%	15,877	15,213	4.4%

Subtotal; California	54	15,120	$220,880	$210,353	5.0%	$67,396	$65,357	3.1%

Washington
Seattle	13	3,456	40,188	37,126	8.3%	13,656	13,151	3.8%

Non Core Markets (1)	3	1,302	11,634	11,262	3.3%	4,374	4,089	7.0%

Total Same-Store (2)	70	19,878	$272,702	$258,741	5.4%	$85,426	$82,597	3.4%

			Net Operating Income
Region	No. of Communities	No. of Homes	YTD 2012	YTD 2011	% Change	% of Total
California
San Diego	13	4,056	$39,150	$38,632	1.3%	20.9%
Inland Empire	5	1,173	9,983	9,920	0.6%	5.3%
Orange County	11	3,349	30,871	29,309	5.3%	16.5%
Los Angeles	13	3,047	31,498	29,065	8.4%	16.8%
San Francisco Bay Area	12	3,495	41,982	38,070	10.3%	22.4%

Subtotal; California	54	15,120	$153,484	$144,996	5.9%	81.9%

Washington
Seattle	13	3,456	26,532	23,975	10.7%	14.2%

Non Core Markets (1)	3	1,302	7,260	7,173	1.2%	3.9%

Total Same-Store (2)	70	19,878	$187,276	$176,144	6.3%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	YTD 2012	YTD 2011	YTD 2012	YTD 2012
Acquired communities (3)	3	652	$6,728	$3,082	95.8%	$172,601
Lease up communities (4)	1	270	3,525	2,797	96.4%	89,549
Lease up communities - partially delivered (5)	n/a	n/a	156	—	n/a	n/a
Rehabilitation communities (6)	1	440	4,006	3,709	95.1%	40,481
Joint venture income (7)	8	2,864	2,125	2,162
Commercial and Other (8)	n/a	n/a	(14)	95
Other income	n/a	n/a	1,966	1,878
Discontinued operations (9)	3	730	307	3,891

Total Non Same-Store	16	4,956	$18,799	$17,614	95.7%	$302,631

Less Communities Sold in 2011 and 2012	(3)	(730)

Total All Homes / NOI	83	24,104	$206,075	$193,758

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from one fully delivered community under lease up.
(5)	Consists of one lease up community with 175 homes delivered that is expected to be completed in Q4’12.
(6)	Consists of NOI from one community under significant rehabilitation.
(7)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(8)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multi-family and other real estate expenses.
(9)	Includes results from one community sold in Q2’12 and two communities sold in 2011.

BRE Properties, Inc.

“Same-Store” Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,878 homes)

Quarter Ended September 30, 2012	Q3’12	Q3’11	$ Change	% Change	% of Q3’ 12 Operating Expenses
Property taxes	$8,434	$8,397	$37	0.4%	29.2%
Insurance	1,222	1,126	96	8.5%	4.2%
Utilities	2,026	2,275	(249)	–10.9%	7.0%
Property management fees (1)	3,011	2,866	145	5.1%	10.4%
Other operating expenses (2)	14,248	13,608	640	4.7%	49.2%

Total operating expenses	$28,941	$28,272	$669	2.4%	100.0%

Nine Months Ended September 30, 2012	YTD 2012	YTD 2011	$ Change	% Change	% of YTD 2012 Operating Expenses
Property taxes	$25,160	$24,240	$920	3.8%	29.5%
Insurance	3,592	3,182	410	12.9%	4.2%
Utilities	5,855	6,551	(696)	–10.6%	6.9%
Property management fees (1)	8,864	8,434	430	5.1%	10.3%
Other operating expenses (2)	41,955	40,191	1,764	4.4%	49.1%

Total operating expenses	$85,426	$82,598	$2,828	3.4%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Quarter Ended September 30, 2012

Joint Ventures	Communities	Regional Breakdown	Homes (3)	BRE equity investment	BRE share of JV Debt
Relationship 1 - 15% BRE equity ownership	7	Phx. (3) Den. (4)	2,612	$34,480	$—
Relationship 2 - 35% BRE equity ownership	1	Phx. (1)	252	6,528	—

Total	8		2,864	$41,008	$—

BRE share	Q3’12	Q3’11	YTD 2012	YTD 2011
Revenues	$1,934	$2,076	$5,763	$6,100
Expenses	753	766	2,127	2,237

Net Operating Income	1,181	1,310	3,636	3,863
Depreciation	512	519	1,511	1,540
Interest	—	—	—	161

Net Income	$669	$791	$2,125	$2,162

Management fees earned	$438	$494	$1,289	$1,397

(3)	During the quarter ended September 30, 2012, one joint venture community located in Sacramento, CA with 236 homes and two joint venture communities located in Denver, CO with a total of 492 homes were sold. BRE had a 35% equity ownership in the Sacramento, CA community and a 15% equity ownership in the Denver, CO communities. BRE’s net proceeds from the three sales was $26.9 million and a gain on sale of $6.0 million. During the quarter ended December 31, 2011, a joint venture community with 264 homes was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.7 million. A $2.0 million gain on sale was recorded during the fourth quarter of 2011. During the quarter ended September 30, 2011, a joint venture community with 224 homes was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.6 million. A $2.3 million gain on sale was recorded during the third quarter of 2011.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q3’12	Q2’12	Q1’12	Q4’11	Q3’11

California
San Diego	1.6%	0.1%	–0.1%	–0.3%	1.9%
Inland Empire	1.1%	0.0%	0.1%	1.0%	1.2%
Orange County	1.2%	1.4%	0.5%	1.3%	0.5%
Los Angeles	2.4%	0.8%	0.7%	2.2%	1.9%
San Francisco Bay Area	3.1%	1.7%	2.5%	0.7%	3.0%

Subtotal; California	2.1%	0.9%	0.9%	0.9%	1.9%

Washington
Seattle	2.5%	3.5%	1.8%	0.4%	2.2%

Non Core Markets (1)	–0.5%	2.8%	–0.2%	0.9%	0.3%

Total Same-Store (3)	2.0%	1.4%	1.0%	0.8%	1.8%

EXPENSES (2)

	Q3’12	Q2’12	Q1’12	Q4’11	Q3’11

California
San Diego	–0.2%	3.6%	4.1%	–4.2%	1.3%
Inland Empire	5.9%	1.4%	0.2%	–4.0%	5.8%
Orange County	4.1%	–2.4%	0.3%	–0.4%	4.2%
Los Angeles	9.5%	–4.6%	8.5%	–10.0%	9.8%
San Francisco Bay Area	1.7%	1.6%	3.4%	–0.9%	1.6%

Subtotal; California	3.8%	–0.3%	3.8%	–4.0%	4.3%

Washington
Seattle	–7.3%	7.9%	–2.8%	–0.9%	2.0%

Non Core Markets (1)	4.0%	1.0%	4.3%	1.0%	–1.2%

Total Same-Store (3)	1.9%	1.1%	2.7%	–3.3%	3.6%

NET OPERATING INCOME

	Q3’12	Q2’12	Q1’12	Q4’11	Q3’11

California
San Diego	2.4%	–1.4%	–1.7%	1.3%	2.2%
Inland Empire	–1.2%	–0.6%	0.0%	3.5%	–0.9%
Orange County	–0.1%	3.2%	0.5%	2.1%	–1.2%
Los Angeles	–1.0%	3.5%	–2.8%	9.0%	–2.0%
San Francisco Bay Area	3.6%	1.7%	2.2%	1.3%	3.6%

Subtotal; California	1.3%	1.4%	–0.4%	3.1%	0.8%

Washington
Seattle	7.9%	1.3%	4.4%	1.2%	2.4%

Non Core Markets (1)	–3.1%	4.0%	–2.7%	0.9%	1.2%

Total Same-Store (3)	2.0%	1.5%	0.2%	2.8%	1.0%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,878 homes for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” Communities

For the period ending September 30, 2012

Q3’12 vs. Q2’12 Change		Average Revenue per Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q3’12	Q2’12	% Change	Q3’12	Q2’12	% Change	Q3’12	Q2’12	% Change

San Diego	4,056	$1,613	$1,600	0.8%	95.8%	95.0%	0.8%	$18,801	$18,499	1.6%
Inland Empire	1,173	1,466	1,475	–0.6%	95.8%	94.2%	1.6%	4,943	4,891	1.1%
Orange County	3,349	1,599	1,574	1.6%	95.1%	95.5%	–0.4%	15,281	15,098	1.2%
Los Angeles	3,047	1,835	1,800	1.9%	95.6%	95.2%	0.4%	16,034	15,664	2.4%
San Francisco Bay Area	3,495	1,987	1,933	2.8%	95.0%	94.7%	0.3%	19,792	19,193	3.1%

Seattle	3,456	1,394	1,356	2.8%	95.3%	95.6%	–0.3%	13,770	13,437	2.5%

Non Core Markets	1,302	1,054	1,051	0.3%	94.8%	95.5%	–0.7%	3,901	3,920	–0.5%

Same-Store	19,878	$1,626	$1,599	1.7%	95.4%	95.1%	0.3%	$92,522	$90,702	2.0%

Q3’12 vs. Q3’11 Change		Average Revenue per Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q3’12	Q3’11	% Change	Q3’12	Q3’11	% Change	Q3’12	Q3’11	% Change

San Diego	4,056	$1,613	$1,587	1.6%	95.8%	96.1%	–0.3%	$18,801	$18,556	1.3%
Inland Empire	1,173	1,466	1,437	2.0%	95.8%	95.7%	0.1%	4,943	4,840	2.1%
Orange County	3,349	1,599	1,520	5.2%	95.1%	95.8%	–0.7%	15,281	14,630	4.5%
Los Angeles	3,047	1,835	1,725	6.3%	95.6%	95.7%	–0.1%	16,034	15,094	6.2%
San Francisco Bay Area	3,495	1,987	1,831	8.5%	95.0%	95.3%	–0.3%	19,792	18,293	8.2%

Seattle	3,456	1,394	1,285	8.5%	95.3%	95.3%	0.0%	13,770	12,696	8.5%

Non Core Markets	1,302	1,054	1,029	2.4%	94.8%	94.1%	0.7%	3,901	3,783	3.1%

Same-Store	19,878	$1,626	$1,542	5.5%	95.4%	95.6%	–0.2%	$92,522	$87,892	5.3%

YTD 2012 vs. YTD 2011 Change		Average Revenue per Home(1)			Financial Occupancy (2)			Rental Revenue
	Homes	YTD 9/30/12	YTD 9/30/11	% Change	YTD 9/30/12	YTD 9/30/11	% Change	YTD 9/30/12	YTD 9/30/11	% Change

San Diego	4,056	$1,603	$1,569	2.2%	95.3%	95.6%	–0.3%	$55,789	$54,750	1.9%
Inland Empire	1,173	1,467	1,427	2.8%	95.1%	95.5%	–0.4%	14,725	14,384	2.4%
Orange County	3,349	1,577	1,506	4.7%	95.3%	95.6%	–0.4%	45,268	43,419	4.3%
Los Angeles	3,047	1,804	1,714	5.2%	95.5%	94.7%	0.8%	47,239	44,517	6.1%
San Francisco Bay Area	3,495	1,937	1,779	8.9%	95.0%	95.2%	–0.2%	57,859	53,283	8.6%

Seattle	3,456	1,353	1,250	8.2%	95.5%	95.5%	0.0%	40,188	37,126	8.3%

Non Core Markets	1,302	1,045	1,012	3.3%	95.0%	95.0%	0.0%	11,634	11,262	3.3%

Same-Store	19,878	$1,600	$1,517	5.5%	95.3%	95.3%	–0.1%	$272,700	$258,740	5.4%

(1)

Average revenue per home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $63 per home per month for the nine months ended September 30, 2012. Amounts reflect the effect of concessions amortized over the average lease term.

(2)

Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of September 30, 2012 and 2011

	No. of	Occupancy (2)		Occupancy (3)		Turnover Ratio (4)		Turnover Ratio (4)
	Homes	Q3’12	Q3’11	YTD’12	YTD’11	Q3’12	Q3’11	YTD’12	YTD’11
California
San Diego	4,056	95.8%	96.0%	95.2%	95.6%	77%	82%	70%	70%
Inland Empire	1,173	95.4%	95.6%	94.9%	95.4%	62%	69%	61%	60%
Orange County	3,349	95.2%	95.6%	95.4%	95.6%	74%	68%	66%	65%
Los Angeles	3,047	95.6%	95.5%	95.6%	94.8%	71%	69%	66%	62%
San Francisco Bay Area	3,495	95.5%	96.0%	95.4%	95.9%	67%	64%	61%	57%

Subtotal; California	15,120	95.5%	95.8%	95.4%	95.5%	72%	71%	65%	64%

Washington
Seattle	3,456	95.5%	95.9%	95.7%	95.8%	67%	67%	55%	58%
Non Core Markets (1)	1,302	94.8%	94.6%	79.5%	72.9%	68%	71%	63%	66%

Total/Average Same-Store (5)	19,878	95.5%	95.7%	95.4%	95.5%	71%	70%	64%	63%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Represents average physical occupancy for the quarter.
(3)	Represents average physical occupancy for the year to date period.
(4)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.
(5)	Consists of stabilized communities owned by BRE since January 1, 2011.

“Same -Store” New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
	Q3’12	New Leases Effective (6)	Previous Resident Effective (7)	% Change	Q3’12	Renewal Effective (6)	Expiring Effective (8)	% Change	Q3’12	Current Effective (6)	Prior Effective	% Change
California
San Diego	812	$1,572	$1,545	1.7%	618	$1,610	$1,559	3.3%	1,430	$1,588	$1,551	2.4%
Inland Empire	236	1,416	1,438	–1.5%	196	1,445	1,406	2.7%	432	1,429	1,423	0.4%
Orange County	639	1,613	1,561	3.4%	442	1,579	1,510	4.6%	1,081	1,599	1,540	3.9%
Los Angeles	581	1,838	1,769	3.9%	413	1,889	1,804	4.7%	994	1,859	1,783	4.2%
San Francisco Bay Area	620	2,093	1,919	9.1%	511	2,023	1,876	7.8%	1,131	2,061	1,899	8.5%

Subtotal; California	2,888	$1,734	$1,665	4.1%	2,180	$1,739	$1,656	5.0%	5,068	$1,736	$1,661	4.5%

Washington
Seattle	559	1,387	1,325	4.7%	519	1,344	1,259	6.7%	1,078	1,366	1,294	5.6%
Non Core Markets (1)	210	1,030	1,009	2.0%	238	1,067	1,031	3.5%	448	1,049	1,021	2.8%

Total Same-Store (9)	3,657	$1,640	$1,575	4.1%	2,937	$1,614	$1,535	5.2%	6,594	$1,629	$1,557	4.6%

(6)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(8)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(9)	The Q3’12 total same-store pool consists of 19,878 homes. Average lease term for leases signed during the quarter was 10 months. Annualized growth for total new leases/renewals totals 5.5%.

BRE Properties, Inc.

Debt Summary as of September 30, 2012

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt			Weighted Avg. Rate (1)
	Amortization	Balloon	Floating	Fixed	Total		% of Debt

Year
2012	$261	$—	$—	$—	$261	5.60%	0.0%
2013	872	29,639	—	40,018	70,529	6.49%	4.1%
2014	3,839	—	—	50,000	53,839	4.82%	3.1%
2015	7,962	—	—	—	7,962	5.65%	0.5%
2016	9,041	—	—	—	9,041	5.65%	0.5%
2017	9,307	—	—	300,000	309,307	5.61%	17.9%
2018	9,853	—	—	—	9,853	5.65%	0.6%
2019	6,492	317,975	—	—	324,467	5.60%	18.7%
2020	3,346	343,646	—	—	346,992	5.62%	20.0%
2021	—	—	—	300,000	300,000	5.30%	17.3%
2022	—	—	—	—	—	0.00%	0.0%
2023	—	—	—	300,000	300,000	3.52%	17.3%

Total	$50,973	$691,260	$—	$990,018	$1,732,251	5.21%	100%

WEIGHTED AVERAGE COST OF DEBT

	Balance	Weighted Avg. Term	Weighted Avg. Rate	Percentage Total Debt

Fixed Rate
Unsecured	$990,018	7.13	4.91%	57.2%
Secured	742,233	6.26	5.61%	42.8%

	$1,732,251	6.75	5.21%	100.0%

Floating Rate
Unsecured(2)	—	2.51		0.0%

Total debt	$1,732,251	6.75	5.21%	100.0%

CAPITALIZED INTEREST

	Q3 2012	Q3 2011
Capitalized Interest	$5,806	$3,915

	YTD 2012	YTD 2011
Capitalized Interest	$16,023	$10,202

SUMMARY OF COMPLIANCE- Senior Unsecured Notes

	Requirement	Actual
Total Debt to Gross Assets	< 60%	41%
Debt Service Test	> 1.5	2.76
Total Secured Debt to Total Assets	< 40%	18%
Total Unecumbered Assets to Unsecured Debt	> 1.5	3.21

SUMMARY OF PREFERRED SHARES

Q3 2012
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

SENIOR UNSECURED DEBT RATING

As of October 30, 2012

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB	(positive)

SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual
Leverage Ratio	< 60%	35%
Maximum Secured Indebtness	< 40%	14%
Minimum Unsecured Leverage	> 1.65	3.74
Minimum Fixed Charge Coverage	> 1.5	2.67

(1)	Represents the weighted average effective interest rates (includes amortized issuance costs) of BRE’s debt maturities in the year in which they become due.
(2)	The $750 million senior unsecured line of credit priced at LIBOR plus 120 bps plus an annual 20bps facility fee on the total commitment of the facility, which matures on April 3, 2015, and has a one year extension option.

BRE Properties, Inc.

Development Summary

September 30, 2012

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Homes	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (2)	Final CO (2)
Lawrence Station(1)
Sunnyvale, CA	336	$98.1	$110.0	$11.9	Wrap	Q2’12	Q4’12
Aviara (3)
Mercer Island, WA	166	24.9	44.5	19.6	Podium	Q1’13	Q2’13
Solstice
Sunnyvale, CA	280	63.1	121.9	58.8	Podium	Q4’13	Q1’14
Wilshire La Brea
Los Angeles, CA	478	163.9	277.3	113.4	Podium	Q4’13	Q4’14

Total CIP	1,260	$350.0	$553.7	$203.7

LAND UNDER DEVELOPMENT (4)	Number of Homes	Cost Incurred	Estimated Cost (5)	Balance to Fund	Product Type	Estimated Start Date
Mission Bay (6)
San Francisco, CA	360	$58.7	TBR	TBR	Podium	Q4’12
Redwood City (7)
Redwood City, CA	264	17.2	TBR	TBR	Podium	Q4’12
Pleasanton I
Pleasanton, CA	254	20.2	TBR	TBR	Garden	TBD
Pleasanton II
Pleasanton, CA	255	13.6	TBR	TBR	Garden	TBD

Total Land Owned	1,133	$109.7	$488.4	$378.7

LAND UNDER CONTRACT (8)	Number of Homes	Cost Incurred (9)	Estimated Cost (5)	Balance to Fund	Product Type
Walnut Creek BART
Walnut Creek, CA	358	$11.6	TBR	TBR	Podium

(1)	Reflects all costs incurred as of September 30, 2012 recorded on our consolidated balance sheet as Direct investments in real estate-Construction in progress. Included in this amount is $50.5 million of costs for the completed homes as of September 30, 2012 which is reflected in our consolidated balance sheet as Direct Investments in real estate - Investment in rental communities.
(2)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally receive phased certificates of occupancy during the final six to nine months of construction.
(3)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 9-year extension. The annualized GAAP expense is $664,000.
(4)	Represents projects in various stages of pre-construction development. When construction commences, projects are transferred to construction in progress.
(5)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(6)	Represents two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(7)	During Q3’2012, the Company closed on a parcel of land located in Redwood City, CA and the land was transferred to land under development.
(8)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(9)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.6 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A
Share Analysis as of September 30, 2012
(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 9/30/2012	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011	Qtr. Ended 9/30/2011
Weighted average shares outstanding (1)	76,813	76,735	76,000	75,415	74,965
Weighted average OP units	—	—	60	270	610
Dilutive effect of stock based awards	317	335	380	415	425

Diluted shares - FFO	77,130	77,070	76,440	76,100	76,000
Less: Anti-dilutive OP Units (2)	—	—	(60)	(270)	(610)

Diluted shares - EPS(3)	77,130	77,070	76,380	75,830	75,390

Weighted Average	YTD 9/30/2012	YTD 9/30/2011
Weighted average shares outstanding (1)	76,471	69,950
Weighted average OP units	20	610
Dilutive effect of stock based awards	369	450

Diluted shares - FFO	76,860	71,010
Less: Anti-dilutive OP Units (2)	(20)	(610)

Diluted shares - EPS(3)	76,840	70,400

Ending	As of 9/30/2012	As of 6/30/2012	As of 3/31/2012	As of 12/31/2011	As of 9/30/2011
Shares outstanding at end of period	76,831	76,796	76,679	75,556	75,266
OP units at end of period	—	—	—	160	606
Dilutive effect of stock based awards	313	287	297	446	401

Total	77,144	77,083	76,976	76,162	76,273

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 9/30/2012	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011	Qtr. Ended 9/30/2011
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	2,160

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(3)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit B
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 9/30/2012	Quarter Ended 9/30/2011	Nine Months Ended 9/30/2012	Nine Months Ended 9/30/2011

Net income available to common shareholders	$12,890	$17,071	$59,694	$32,886
Depreciation from continuing operations	25,097	25,413	74,922	76,724
Depreciation from discontinued operations	—	518	76	1,544
Redeemable and other noncontrolling interest in income	105	332	315	1,003
Depreciation from unconsolidated entities	512	519	1,511	1,540
Net gain on sales of discontinued operations	—	—	(8,279)	—
Net gain on sale of unconsolidated entities	(6,025)	(2,248)	(6,025)	(2,248)
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(105)	(315)	(315)

Funds from operations	$32,474	$41,500	$121,899	$111,134

Diluted shares outstanding - EPS (1)	77,130	75,390	76,840	70,400
Net income per common share - diluted	$0.17	$0.23	$0.78	$0.47

Diluted shares outstanding - FFO (1)	77,130	76,000	76,860	71,010
FFO per common share - diluted	$0.42	$0.55	$1.59	$1.57

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from community dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 9/30/2012	Quarter Ended 9/30/2011	Nine Months Ended 9/30/2012	Nine Months Ended 9/30/2011
Net income available to common shareholders	$12,890	$17,071	$59,694	$32,886
Interest, including discontinued operations	16,998	18,374	50,488	56,861
Depreciation, including discontinued operations	25,097	25,931	74,998	78,268

EBITDA	54,985	61,376	185,180	168,015
Redeemable and other noncontrolling interest in income	105	332	315	1,003
Net gain on sales	—	—	(8,279)	—
Dividends on preferred stock	911	1,138	2,733	6,744
Other expenses	15,000	149	15,000	402
Net gain on sale of unconsolidated entities	(6,025)	(2,248)	(6,025)	(2,248)
Redemption related to preferred stock issuance cost	—	155	—	3,771

Adjusted EBITDA	$64,976	$60,902	$188,924	$177,687

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 9/30/2012	Quarter Ended 9/30/2011	Nine Months Ended 9/30/2012	Nine Months Ended 9/30/2011
Net income available to common shareholders	$12,890	$17,071	$59,694	$32,886
Interest, including discontinued operations	16,998	18,374	50,488	56,861
Depreciation, including discontinued operations	25,097	25,931	74,998	78,268
Redeemable and other noncontrolling interest in income	105	332	315	1,003
Net gain on sales	—	—	(8,279)	—
Net gain on sale of unconsolidated entities	(6,025)	(2,248)	(6,025)	(2,248)
Dividends on preferred stock	911	1,138	2,733	6,744
General and administrative expense	5,093	5,678	17,151	16,071
Other expenses	15,000	149	15,000	402
Redemption related to preferred stock issuance cost	—	155	—	3,771

NOI	$70,069	$66,580	$206,075	$193,758

Less Non Same-Store NOI	6,488	6,960	18,799	17,614

Same-Store NOI	$63,581	$59,620	$187,276	$176,144